UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

––––––

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		October 19, 2006

DATASCOPE CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-6516	13-2529596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Philips Parkway Montvale, New Jersey		07645-9998
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code)		(201) 391-8100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05   Costs Associated with Exit or Disposal Activities

     On October 19, 2006, Datascope Corp. announced its decision to exit the vascular closure market and phase out its Interventional Products business and most of the workforce of that business by fiscal year-end, as described in the press release attached as Exhibit 99.1.

Item 9.01

     (c)      Exhibits:

Exhibit 99.1	Press release announcing the decision of Datascope Corp. to exit the vascular closure market and phase out its Interventional Products business and most of the workforce of that business by fiscal year-end, dated October 19, 2006.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP.
Registrant

By:	/s/ Scott D. Kantor
Vice President, Finance and Administration, and Chief Financial Officer

Dated: October 23, 2006

EXHIBIT INDEX

Exhibit 99.1	Press release announcing the decision of Datascope Corp. to exit the vascular closure market and phase out its Interventional Products business and most of the workforce of that business by fiscal year-end, dated October 19, 2006.